DESIGN PATENT TRANSFER AND SALE AGREEMENT

THIS AGREEMENT (hereinafter: "the Agreement") made this 9the day of March 2012, between Triumph Ventures Corporation from 113 Barksdale Professional Center, Newark, Delaware, County of New Castle, Zip Code 19711 (hereinafter: “the Buyer”) and Mr. Douglas Sherman from 391 Ogara Street, Medford Oregon 97501  (hereinafter: "Seller”).

WITNESSETH:

 WHEREAS, the SELLER desires to sell and transfer the Design Patent to the Buyer, and the buyer desires to buy and acquire the Design Patent.

 NOW, THEREFORE, in consideration of the receipt of the payments specified hereunder, the parties, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS AND INTERPRETATION

1.1.            "The Design Patent": United States Design Patent: 502687 titled "Protective Combination Plate and removable cover with lower cord access for receptacle and electrical plugs connected thereto" (the "Design Patent").

2.  CONVEYANCE OF RIGHTS (ASSIGNMENT)

2.1.            SELLER hereby transfers, assigns, and relinquishes exclusively to the Buyer all of its rights, title, and interest in and to, the Design Patent, free and clear of any lien, claim, license, in perpetuity.

3.  CONSIDERATION

3.1              In consideration for the transfer of rights in the Design Patent under this Agreement, Buyer shall pay SELLER US$ 8,000 (seven thousand United States Dollars) (hereinafter: "the Consideration”).

3.2              The Consideration will be transferred to the Seller and the execution of this agreement shall be completed as upon the receipt of funds by the seller

4.  WARRANTIES OF TITLE

4.1       SELLER’s Representations and obligations.

SELLER represents and warrants that the execution, delivery and performance of this Agreement does not and will not constitute a breach of any law, agreement or instrument to which SELLER is a party or by which it is bound.

4.2       SELLER's Representations.

Seller represents and warrants that the Buyer shall receive pursuant to this Agreement complete and exclusive right, title, and interest in and to the Design Patent and all Intellectual Property Rights therein and that the Seller is the sole owner of the Design Patent in its entirely and that the Design Patent is free and clear of any lien, claim, encumbrance, charge, license, or other rights of any third party.

SELLER represents and warrants that there are no agreements or arrangements in effect permitting the use, marketing, distribution, licensing, or promotion of the Design Patent by any third party.

5. MISCELLANEOUS

The parties agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clause herein.

a.	This Agreement and all aspects of the relationship between the parties hereto shall be construed and enforced in accordance with and governed by the laws of the State of ISRAEL. It is hereby agreed between the parties to this Agreement that all disputes arising from the terms and/or subject matter of this Agreement shall be submitted to the jurisdiction of the appropriate courts of Tel Aviv, Israel.
b.	All notices provided for in this Agreement shall be given in writing and shall be effective when either served by hand delivery, electronic facsimile transmission, express overnight courier service, or by registered or certified mail, return receipt requested, addressed to the parties at their respective addresses set forth below, or to such other address or addresses as either party may later specify by written notice to the other:

If to SELLER:

391 Ogara Street

Medford

Oregon 97501

USA

If to Buyer

113 Barksdale Professional Center,

Newark, Delaware, County of New Castle, 19711

USA

c.	No delay or omission by the parties in exercising any right under this Agreement shall operate as a waiver of that or any right. A waiver or consent given by the parties or any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

d.	The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope of any section of this Agreement.

e.	This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

f.	This Agreement merges and supersedes all prior and contemporaneous agreements, assurances, representations, and communications between the parties hereto.

By (Signature): _____________________ /S/ JULIUS KLEIN Name: Buyer Title: CEO / DIRECTOR OF TRIUMPH VENTURES CORP	By (Signature): _____________________ /S/DOUGLAS SHERMAN Name: Seller Title: OWNER OF PATENT